SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 17, 2005	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2005, Radio One, Inc. reported its operating and financial results for the fourth quarter ended December 31, 2004. These results are discussed in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press release dated February 17, 2005: Radio One, Inc. Reports Record Fourth Quarter Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

/s/ Scott R. Royster
February 17, 2005	Scott R. Royster
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)